Reporting entity	12 Months Ended
Dec. 31, 2021
Reporting entity
Reporting entity

1            Reporting entity

(a)	ZIM Integrated Shipping Services Ltd. (hereinafter - the “Company” or “ZIM”) and its subsidiaries (hereinafter - the “Group” or “the Companies”) and the Group’s interests in associates, operate in the field of container shipping and related services.

ZIM is a company incorporated in Israel, with limited liability. ZIM’s ordinary shares have been listed on the New York Stock Exchange (the “NYSE”) under the symbol “ZIM” on January 28, 2021. The address of the Company’s registered office is 9 Andrei Sakharov Street, Haifa, Israel.

(b)	Financial position

The container shipping industry continues to be characterized in recent years by volatility in freight rates, charter rates and bunker prices, accompanied by significant uncertainties in the global trade (including further implications that might derive from the Covid-19 pandemic, or the recent conflict between Russia and Ukraine). Market conditions in the recent quarters impacted positively, resulting in improved results of the Company, mainly driven by increased freight rates and volumes of trades, partially offset by the impact of increased charter hire rates and bunker prices.

In view of the aforementioned business environment and in order to constantly improve the Group’s results of operations and liquidity position, Management continues to optimize its network by participating in partnerships and cooperation agreements and by upgrading its customer’s offerings, whilst seeking operational excellence and cost efficiencies. In addition, the Company continues to explore options which can contribute to strengthen its capital and operational structure. In respect to the Company’s initial public offering, completed in February 2021 - see Note 11(a).

Further to the Company’s operational cooperation with the “2M” alliance initiated in 2018, the Company announced in February 2022, that the 2M alliance partners (Maersk and MSC, two leading shipping liner companies) and the Company have formally agreed to extend their existing operational collaboration agreement, based on a full slot exchange and vessel sharing agreement, on the Asia – US East Coast and Asia – US Gulf Coast trades. The parties also agreed to terminate their collaboration in the Asia to Mediterranean and Pacific North – West trades, in which ZIM will launch a new independent service to address its customers' needs. The agreements with the 2M alliance partners will become effective on April 2, 2022.

During 2021 the Company made early repayments of its Series 1 and series 2 notes (Tranche C and D), in accordance with the related excess cash mechanism, in a total amount of US$ 434 million. These payments reflect a full settlement of the indebtedness related to such notes and resulted in the removal of all related provisions and limitations (see also Note 12(b)).

Charter agreements:

In February 2021, the Company entered into a strategic agreement with Seaspan, for the long-term charter of ten 15,000 TEU liquefied natural gas (LNG) dual-fuel container vessels, intended to be delivered between February 2023 and January 2024. The Company intends to deploy these vessels on its Asia-US East Coast Trade, as an enhancement to its service on this strategic trade.

In July 2021, the Company entered into an additional strategic agreement with Seaspan, for the long-term charter of ten 7,000 TEU liquefied natural gas (LNG) dual-fuel container vessels, with an option for additional five of such vessels, intended to be delivered between the fourth quarter of 2023 and throughout 2024 and to be deployed across the Company’s various global-niche trades.

In September 2021, the Company exercised the option in respect of the additional five vessels.

1	Reporting entity (cont’d)
(b)	Financial position (cont’d)

Pursuant to each of the above-mentioned agreements, the Company will charter the vessels for a period of 12 years and has secured an option to later elect a total charter period of 15 years. The Company was further granted by Seaspan a right of first refusal to purchase the chartered vessels should Seaspan choose to sell them during the charter period, and an option to purchase the vessels at the end of the charter term. The Company expects to incur, in annualized charter hire costs per vessel, approximately US$ 17 million in respect of the abovementioned 15,000 TEU vessels, and approximately US$ 13 million in respect of the abovementioned 7,000 TEU vessels, over the term of the agreements, depending on the charter period elected.

In January 2022, the Company entered into an agreement, with a shipping company accounted as a related party, for an eight-years charter of three 7,000 TEU liquefied natural gas (LNG) dual-fuel container vessels, intended to be delivered during the first and second quarters of 2024. The Company expects to incur approximately US$ 14 million, in annualized charter hire costs per vessel, over the term of the agreement.

In February 2022, the Company entered into an agreement with Navios Maritime Partners L.P., according to which ZIM will charter a total of thirteen container vessels for a term of approximately 5 years, comprising five secondhand vessels at the size range of 3,500-4,360 TEU, expected to be delivered in the first and second quarters of 2022 and deployed in trades between Asia and Africa, and eight 5,300 TEU newbuild vessels scheduled to be delivered between the third quarter of 2023 and the fourth quarter of 2024. The Company expects to incur, between US$ 13 million and US$ 15 million, in annualized charter hire costs per vessel, over the term of the agreement.

The above engagements for the long-term charter of vessels using LNG technology, align with the Company’s commitments in respect of carbon emissions reduction. As part of its ongoing operational needs, the Company continues to charter additional vessels and extend vessel charter periods (See also Note 7).

Vessels and equipment acquisitions:

During 2021, the Company has entered into multiple agreements for the purchase of containers (mostly new-build units) in an aggregate amount of US$ 898 million. During the year, the Company recognized an aggregated cost of US$ 819 million in respect to containers delivered, out of such purchases.

In addition, the Company entered into a series of agreements to purchase a total of eight vessels, each with a capacity ranging between 1,100 and 4,250 TEU, for an aggregated amount of US$ 355 million. During the second half of 2021, the Company recognized a cost of US$ 102 million in respect of three delivered vessels, with the remaining vessels to be delivered through April 2022.

Dividends:

In September and December 2021, further to the approval of the Company’s Board of Directors, the Company distributed dividends in an amount of US$ 237 million and US$ 299 million, reflecting US$ 2.00 and US$ 2.50 per ordinary share, respectively.

In March 2022, further to the Company’s updated dividends policy, the Company’s Board of Directors approved an additional distribution of dividend of approximately US$ 17.00 per ordinary share (or approximately US$ 2,036 million, considering the number of ordinary shares outstanding as of December 31, 2021). The dividend is scheduled to be paid on April 4, 2022, to all holders of ordinary shares on record as of March 23, 2022.